                                    FORM 8-K



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        Date of Report (Date of Earliest
                       Event Reported):  February 8, 1994



                        CHIQUITA BRANDS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

              New Jersey            1-1550            04-1923360
           (State or other        (Commission        (IRS Employer
           jurisdiction of        File Number)     Identification No.)
           incorporation)


                 250 East Fifth Street, Cincinnati, Ohio  45202
                    (Address of principal executive offices)




      Registrant's telephone number, including area code:  (513) 784-8011

                    INFORMATION TO BE INCLUDED IN THE REPORT


Items 1, 2, 3, 4, 6 and 8 are not applicable and are omitted from this Report.

Item 5.  Other Events.

         On February 8, 1994, Chiquita Brands International, Inc. (the "Company") entered into (a) a Terms Agreement relating to $175,000,000 aggregate principal amount of 9-1/8% Senior Notes due 2004 (the "Senior Notes") and (b) a Terms Agreement relating to 2,500,000 shares of $2.875 Non-Voting Cumulative Preferred Stock, Series A (the "Preferred Stock"), plus an additional 375,000 shares of Preferred Stock solely to cover over-allotments, such securities being a portion of the securities registered on the Company's Form S-3 Registration Statement No. 33-51995. Further information concerning the Senior Notes and the Preferred Stock is provided in the exhibits filed with this Current Report on Form 8-K.

Item 7.  Financial Statements and Exhibits.

         (a)     Financial Statements of Businesses Acquired.

                 Not applicable.

         (b)     Pro Forma Financial Information.

                 Not applicable.

         (c)     Exhibits.

                 The following exhibits are filed with or incoporated by reference into this Current Report on Form 8-K:

Exhibit No.                                        Description
- -----------                                        -----------
         1                Terms Agreement dated February 8, 1994 relating to the Senior Notes between the Company and the
                          Underwriters for the Senior Notes.

         2                Terms Agreement dated February 8, 1994 relating to the Preferred Stock between the Company and the
                          Underwriters for the Preferred Stock.

         3                Certificate of the Vice President and Controller of the Company establishing the terms of the Senior
                          Notes.

         4                Form of Certificate of Amendment to the Company's Restated Certificate of Incorporation establishing the terms of the Preferred Stock.

         5                Prospectus Supplement dated February 8, 1994, relating and the Senior Notes, and Prospectus dated January
                          28, 1994, filed pursuant to Rule 424 (b)(2) under the Securities Act of 1933 and incorporated by reference herein.

         6                Prospectus Supplement dated February 8, 1994, relating to the Preferred Stock, and Prospectus dated
                          January 28, 1994, filed pursuant to Rule 424 (b)(2) under the Securities Act of 1933 and incorporated by reference herein.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 8, 1994           CHIQUITA BRANDS INTERNATIONAL, INC.


                                  By /s/ William A. Tsacalis
                                     -----------------------
                                     William A. Tsacalis
                                     Vice President and Controller

                                     -3-